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                                                                    EXHIBIT 10.4

                                                                  EXECUTION COPY

                       FIRST AMENDMENT TO CREDIT AGREEMENT
                                  ($20,000,000)

      THIS FIRST AMENDMENT TO CREDIT AGREEMENT ($20,000,000) (this "Amendment"), dated as of February 19, 2003, is entered into by and among METROCALL HOLDINGS, INC., a Delaware corporation, as the borrower (the "Borrower"), the various financial institutions parties hereto, as lenders (collectively, the "Lenders"), and TORONTO DOMINION (TEXAS), INC., individually and as agent (in such capacity together with any successors thereto in such capacity, the "Agent") for the Lenders.

                               W I T N E S S E T H

      WHEREAS, the Borrower, the Lenders and the Agent have heretofore entered into that certain Credit Agreement dated as of October 8, 2002 (as from time to time amended, supplemented, restated or otherwise modified, including pursuant to this Amendment, the "Credit Agreement"), pursuant to which the Lenders and the Agent have agreed to make Loans to the Borrower; and

      WHEREAS, OPCO, the Lenders and the Agent have heretofore entered into that certain Credit Agreement dated as of October 8, 2002, pursuant to which the Lenders have agreed to make Loans to OPCO (together with the Credit Agreement, the "Credit Agreements"); and

      WHEREAS, the Borrower, OPCO and the Agent have entered into an agreement regarding administrative fees payable to the Agent in connection with its services under the Credit Agreements; and

      WHEREAS, the Borrower, the Lenders and the Agent intend to amend the Credit Agreement to provide for, among other things, the inclusion of the aforementioned fee agreement as a "Loan Document" under the Credit Agreement and the other Loan Documents, and a covenant on the part of the Borrower to provide financial statements and a Compliance Certificate from time to time; and

      WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto are willing to enter into this Amendment.

      NOW, THEREFORE, in consideration of the premises and the mutual agreements herein contained, the Borrower, the Lenders and the Agent hereby agree as follows:

      1. Definitions. Except as amended hereby, terms used herein when defined in the Credit Agreement shall have the same meanings herein unless the context otherwise requires.

      2. Amendments to Credit Agreement. The Credit Agreement is hereby amended as follows:

      (a) Section 1.1 of the Credit Agreement is hereby amended by inserting the following definitions of "Compliance Certificate" and "Fee Letter" in the alphabetically appropriate places:

            ""Compliance Certificate" is defined in Section 7.1.3(c).
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            "Fee Letter" means that certain Agreement Regarding Administrative
            Agent's Fees dated as of February 14, 2003, by and among the Borrower, OPCO and the Agent, as such agreement may be amended, restated, modified or supplemented from time to time."

      (b) Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of "Loan Documents" and replacing such definition with the following:

            ""Loan Documents" means (a) this Agreement; (b) the PIK Notes; (c) the Security Documents; (d) the Senior Secured Credit Agreement; (e) the Senior Secured Notes; (f) the Intercreditor Agreement; (g) the Fee Letter; and (h) all instruments, certificates and agreements now or hereafter executed or delivered to the Agent or any Lender pursuant to or in connection with any of the foregoing, as well as all amendments, modifications, renewals, extensions, increases and rearrangements of, and substitutions for, any of the foregoing."

      (c) The title of Article III is hereby amended in its entirety to read as follows:

            "REPAYMENTS, PREPAYMENTS, INTEREST AND FEES"

      (d) A new Section 3.3 is hereby inserted to the Credit Agreement following
Section 3.3.2 thereof to read as follows:

            "SECTION 3.3. Fees. Borrower agrees to pay to the Agent, for its own account, the fees set forth in the Fee Letter, in the amounts, at the times and on the conditions set forth therein.

      (e) Addition of Section 7.1.3. A new Section 7.1.3 is added hereby to read as follows:

      "SECTION 7.1.3. Financial Information, Reports, Notices, etc. The Borrower will furnish, or will cause to be furnished, to each Lender and the Agent copies of the following financial statements, reports, notices and information:

            (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of the Borrower, a copy of the Borrower's report on Form 10-Q (or any comparable form) for such Fiscal Quarter, which shall include the Borrower's quarterly unaudited consolidated financial statements as of the end of and for such Fiscal Quarter, prepared in accordance with GAAP, subject to changes resulting from any year-end audit adjustment and the absence of footnotes, certified by the chief financial Authorized Officer of the Borrower;

            (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of the Borrower, a copy of the Borrower's report on Form 10-K (or any comparable form) for such Fiscal Year, which report will include the annual audited consolidated financial statements of the Borrower and its Subsidiaries, as of the end of and for such Fiscal Year, prepared in accordance


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      with GAAP, in each case certified in a manner acceptable to the Agent by
      Ernst & Young LLP, or other independent public accountants acceptable to the Agent and the Required Lenders, together with a certificate from such accountants containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in Section 7.2.1 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, or, if they have become aware of such Default or Event of Default, describing such Default or Event of Default and the steps, if any, being taken to cure it;

            (c) concurrently with making available the financial statements referred to in clause (a) and (b) above, a compliance certificate in form and substance satisfactory to the Agent, in writing and signed by an Authorized Officer of the Borrower (a "Compliance Certificate"), (1) certifying that the statements fairly present the financial condition of the Borrower and its Subsidiaries and results of the operations of the Borrower and its Subsidiaries at the date and for the period indicated therein, subject to changes resulting from year-end audit adjustments and the absence of footnotes, and certifying as to the actual amount of Unrestricted Cash pursuant to Section 3.1.1(b)(ii); and (2) showing the calculations necessary to determine compliance with Sections 7.2.1(a) and
      (b), 7.2.2 and 7.2.3, stating that no Default or Event of Default exists, or if any Default or Event of Default exists, stating the nature and status thereof, and a statement of such Authorized Officer of the Borrower setting forth details of such Default and the action that the Borrower has taken and proposes to take with respect thereto."

      3. Representations and Warranties. To induce the Lenders and the Agent to enter into this Amendment, the Borrower hereby represents and warrants as follows:

      (a) The execution, delivery and performance by the Borrower of this Amendment are within the Borrower's corporate powers, has been duly authorized by all necessary action of the Borrower, and do not and will not (i) contravene the Borrower's Organic Documents or any Material Agreement of the Borrower, including the Licenses to which MUSA is a party or by which it or its Property may be bound; (ii) contravene any Law binding on or affecting the Borrower; or
(iii) result in, or require the creation or imposition of, any Lien on the Property of the Borrower, except for Permitted Liens; and

      (b) This Amendment is a legal, valid and binding obligation of the Borrower, enforceable against the Borrower in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, liquidation, reorganization or similar laws affecting the enforcement of creditors' rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law; and

      (c) Upon giving effect to this Amendment, no event has occurred and is continuing which constitutes an Event of Default or which would constitute an Event of Default but for the requirement that notice be given or time elapse or both.


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      4. Effectiveness. This Amendment shall be effective as of February 19,
2003, following the Agent's receipt of (i) this Amendment, duly executed by the Borrower and at least the Required Lenders (or, in the case of any party as to which an executed counterpart shall not have been received, telegraphic, electronic or other written confirmation from such party of execution of a counterpart hereof by such party) and (ii) the Fee Letter, duly executed by the Borrower and OPCO.

      5. Incorporation; Ratification of Credit Agreement. This Amendment shall be deemed to be an amendment to the Credit Agreement, and the Credit Agreement, as amended hereby, is hereby ratified, approved and confirmed in each and every respect. All representations, warranties and covenants contained herein shall constitute representations, warranties and covenants under the Credit Agreement as if set forth in full therein. All references to the Credit Agreement in any other document, instrument, agreement or writing shall hereafter be deemed to refer to the Credit Agreement as amended hereby. This Amendment is a Loan Document, and failure by the Borrower to comply with each of the terms and conditions of this Amendment shall constitute an Event of Default under the Loan Documents.

      6. Governing Law; Entire Agreement. THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER, AND GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK. This Amendment constitutes the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

      7. Severability. Any provision of this Amendment that is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Amendment or affecting the validity or enforceability of such provision in any other jurisdiction.

      8. Counterparts. This Amendment may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument, and any party hereto may execute this Amendment by signing one or more counterparts. Any signature hereto delivered by a party by facsimile transmission shall be deemed to be an original signature hereto.

      9. Successors and Assigns. This Amendment shall be binding upon the Borrower and its successors and permitted assigns and shall inure, together with all rights and remedies of each Lender and the Agent hereunder, to the benefit of each Lender and the Agent and the respective successors, transferees and assigns.

                            [SIGNATURE PAGES FOLLOW]


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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        METROCALL HOLDINGS, INC.,
                                        as the Borrower


                                        By: ____________________________________
                                        Name:
                                        Title:


                                      S-1
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                                        TORONTO DOMINION (TEXAS), INC.,
                                        individually as the Agent and as a
                                        Lender


                                        By: ____________________________________
                                        Name:
                                        Title:


                                      S-2
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                                        WACHOVIA BANK, NATIONAL ASSOCIATION,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:


                                      S-3
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                                        FLEET NATIONAL BANK, as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:


                                      S-4
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                                        ENDEAVOR L.L.C., as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

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                                        COMMERCIAL LOAN FUNDING TRUST I,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

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                                        MORGAN STANLEY SENIOR FUNDING, INC.,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

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                                        CAPITAL CROSSOVER PARTNERS,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

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                                        INGALLS & SNYDER VALUE PARTNERS, L.P.,
                                        as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:

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                                        ALPINE ASSOCIATES, L.P., as a Lender


                                        By: ____________________________________
                                        Name:
                                        Title:


                                      S-10